Supplement to the Current Prospectus

MFS(R) High Yield Opportunities Fund

The following is added to the end of the last paragraph in the sub-section entitled "Distribution and Service Fees" under the main heading "Description of Share Classes":

Effective March 1, 2009, the Class A distribution fee will be eliminated.


                The date of this supplement is December 1, 2008.